UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2005
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     In light of the failure to timely file the complete Form 10-Q for the quarter ended July 31, 2005 (the “Form 10-Q”), pursuant to Regulation BTR, the Company sent notices to its directors and executive officers notifying them that there would be a blackout period under the Company’s Employees’ Retirement Trust, the Puerto Rico Employees Retirement Trust and the Employee Stock Purchase Plan (collectively, the “Plans”). The Company is also advising participants in the Plans of the blackout period. The blackout period is necessary because the Registration Statements on Form S-8 that register shares of the Company’s Class A Common Stock that are acquired in connection with the Plans will not be available for use until a complete Form 10-Q is filed with the Securities and Exchange Commission (the “SEC”). During the blackout period, the participants in the Plans will not be permitted to purchase the Company’s Class A Common Stock normally offered through the Plans. Sales of the Company’s Class A Common Stock through Registration Statements on Form S-8 covering the Company’s stock option plans will also be suspended during this period. The Company was unable to give advance notice of this blackout period to the directors and executive officers because the inability to file a complete Form 10-Q was unforeseeable by the Company.
     The blackout period for participants in the Plans begins on October 25, 2005 and will end at 5:00 P.M. CST on the day that an amendment to the Company’s Form 10-Q is filed including the results of any adjustment that may be required upon the completion of the deferred revenue project and the financial statements have been reviewed by the Company’s independent registered public accounting firm. It is not currently known specifically when the Company will complete the deferred revenue project and, accordingly, when the independent registered public accounting firm’s review will be completed and the amendment filed. A copy of the notice to the directors and executive officers is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 8.01 Other Events.
     On October 24, 2005, Stewart Enterprises, Inc. (the “Company”) issued a press release reporting that it has filed with the Securities and Exchange Commission a partially complete Form 10-Q for the quarter ended July 31, 2005 and a partially complete Form 10-K/A for the year ended October 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated October 24, 2005
99.2	Notice sent to directors and executive officers pursuant to Regulation BTR

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.

October 24, 2005	/s/ Michael G. Hymel

Michael G. Hymel Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release by Stewart Enterprises, Inc. dated October 24, 2005
99.2	Notice sent to directors and executive officers pursuant to Regulation BTR